Exhibit 10.1

APX ACQUISITION CORP. I

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

August 30, 2023

APx Cap Sponsor Group I, LLC

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

Re: Termination of the Administrative Services Agreement

To the above-referenced party:

Reference is made to the Administrative Services Agreement by and between APx Acquisition Corp. I (the “Company”) and APx Cap Sponsor Group I, LLC (the “Provider”), dated December 6, 2021 (the “Services Agreement”). The Company wishes to terminate the Services Agreement effective as of the date hereof. By signing below, parties have agreed that the Services Agreement shall be of no further force or effect as of or after the date hereof.

In consideration of the terms of this letter and other valuable consideration, the Provider agrees to forgive and fully discharge all fees that are outstanding under the Services Agreement as of the date hereof.

APX ACQUISITION CORP. I

By:	/s/ Daniel Braatz
Name:	Daniel Braatz
Title:	Chief Executive Officer

Agreed and Accepted by:

APX CAP SPONSOR GROUP I, LLC

By:	/s/ Daniel Braatz
Name:	Daniel Braatz
Title:	Managing Member